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                            THE SEAGRAM COMPANY LTD.
                       AND JOSEPH E. SEAGRAM & SONS, INC.
                   RECEIVE REQUISITE CONSENTS IN SOLICITATIONS
               - MORE THAN 97% OF DEBENTURES TENDERED IN AGGREGATE

     MONTREAL AND NEW YORK -- NOVEMBER 15, 2000 -- The Seagram Company Ltd. ("SCL" - NYSE: VO) and Joseph E. Seagram & Sons, Inc. ("JES") today announced that as of 5:00 p.m., New York City time, on November 14, 2000 (the "Consent Date") they had received the requisite consents in their respective tender offers and consent solicitations to effect proposed amendments to the debentures and related indentures described below.

     In connection with the tender offers and consent solicitations by SCL, requisite consents have been received in respect of each of the following series of debentures of SCL: (i) 6.50% Debentures due April 1, 2003, (ii) 8.35% Debentures due November 15, 2006, (iii) 8.35% Debentures due January 15, 2022 and (iv) 6.875% Debentures due September 1, 2023 (collectively, the "SCL Debentures").

     In connection with the tender offers and consent solicitations by JES, requisite consents have been received in respect of each of the following series of debentures of JES, each of which is guaranteed as to payment of principal and interest by SCL: (i) 5.79% Senior Notes due 2001, (ii) 6.250% Senior Notes due 2001, (iii) 6.400% Senior Notes due 2003, (iv) 6.625% Senior Notes due 2005, (v) 8 3/8% Guaranteed Debentures due February 15, 2007, (vi) 7% Guaranteed Debentures due April 15, 2008, (vii) 6.800% Senior Notes due 2008, (viii) 8 7/8% Guaranteed Debentures due September 15, 2011, (ix) 9.65% Guaranteed Debentures due August 15, 2018, (x) 7.500% Senior Debentures due 2018, (xi) 9% Guaranteed Debentures due August 15, 2021 and (xii) 7.600% Senior Debentures due 2028 (collectively, the "JES Debentures", and together with the SCL Debentures, the "Debentures").

     In accordance with the terms and conditions of the Offers to Purchase and Consent Solicitation, dated October 31, 2000, of each of SCL and JES (the "Offers to Purchase"), the consent conditions have been satisfied with respect to the tender offers for each series of Debentures and withdrawal rights of tendering holders with respect to each series of Debentures terminated at 5:00 p.m., New York City time, on the Consent Date.

     In the light of the fact that tenders and consents have been received in respect of more than 97% of the outstanding Debentures in aggregate, SCL and JES have agreed to make the consent payment available to all holders who validly tender their Debentures in the offers. Accordingly, all holders who validly tender their Debentures prior to the Expiration Date in accordance with the terms and conditions of the Offers to Purchase and the related Letter of Transmittal and Consent will receive the total purchase price (including the consent payment) for such series of Debentures. The offers will expire at 5:00 p.m., New York City time, on December 12, 2000, unless extended by SCL or JES, as the case may be. The total purchase price for each series of Debentures will be determined in accordance with the procedures set forth in the Offers to Purchase.

     As provided in the Offers to Purchase, SCL, JES and The Bank of New York, the trustee under the indentures pursuant to which the Debentures were issued (the "Indentures"), plan to


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execute a supplemental indenture to each of the Indentures to effect the proposed amendments to the Debentures and the Indentures. However, the amendments will not become operative with respect to a series of Debentures until validly tendered Debentures of such series are purchased pursuant to the related tender offer.

         The dealer managers for the tender offers and consent solicitations are Banc of America Securities LLC and Salomon Smith Barney, and the information agent for the tender offers and consent solicitations is ChaseMellon Shareholder Services, L.L.C. Requests for documentation should be directed to ChaseMellon Shareholder Services, L.L.C. at (917) 320-6286 (for bankers or brokers) and
(866) 293-6618 (for others). Questions regarding the transaction should be directed to either your Banc of America Securities LLC Sales Representative or Banc of America Securities LLC toll-free at 866-475-9886 or your Salomon Smith Barney Sales Representative or Salomon Smith Barney toll-free at 800-558-3745.

         This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The tender offers and consent solicitations are being made solely by the Offers to Purchase and the related Letter of Transmittal and Consent of each of SCL and JES.

         The Seagram Company Ltd., headquartered in Montreal, operates in four global business segments: MUSIC, FILMED ENTERTAINMENT, RECREATION AND OTHER, and SPIRITS AND WINE. Universal Music Group produces, markets and distributes recorded music throughout the world in all major genres, and it is engaged in music publishing. The Company's Filmed Entertainment business produces and distributes motion picture, television and home video products worldwide; operates and has ownership in a number of international cable channels; and engages in the licensing of merchandising rights and film property rights. The Recreation and Other business operates theme parks and retail stores. It is also involved in the development of entertainment software. The Spirits and Wine business is engaged principally in the production and marketing of distilled spirits, wines, coolers, beers and mixers throughout more than 190 countries and territories.

         This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the business combination of Vivendi, Canal+ and Seagram. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Vivendi, Canal+ and Seagram businesses will not be integrated successfully; costs related to the combination; failure of the Vivendi, Canal+ or Seagram shareholders to approve the combination or delays in the completion of the combination and related transactions; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers. None of Vivendi, Canal+ or Seagram undertakes any obligation to provide updates or to revise any forward-looking statements. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information, when it becomes available, because it will contain important information. The joint proxy statement/prospectus has been filed with the U.S. Securities and Exchange Commission by Vivendi, Canal+ and Seagram. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Vivendi, Canal+ and Seagram with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Vivendi, Canal+ and Seagram. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint press release relating to the transaction filed with the Commission by each of Vivendi and Seagram, on June 20, 2000.


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